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                                                                    Exhibit 24.1


                          YORKSHIRE POWER GROUP LIMITED
                                  Wetherby Road
                                    Scarcroft
                                      Leeds
                                    LS14 3HS

                                                                 7 December 2000

Mr Armando A Pena
1 Riverside Plaza
Columbus  Ohio 43215

Mr Richard C Kelly
800 Nicollet Mall
30th Floor
Minneapolis
Minnesota 55402


Dear Sirs

Yorkshire Power Group Limited (the "Company") proposes to file its Annual Report on Form 10-K for the Fiscal Year ended 31 December 2000, its Quarterly Reports on Form 10-Q for the Quarters ended 31 March 2001, 30 June 2001 and 30 September 2001, and, if necessary, any Current Reports on Form 8-K (collectively, the "Exchange Act Reports") with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

The Company and the undersigned directors and officers of the Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of you our true and lawful attorney for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission the Exchange Act Reports and any appropriate amendments thereto, to be accompanied by any necessary exhibits.

The Company hereby authorises you or any one of you to execute the Exchange Act Reports and amendments thereto on its behalf as attorney-in-fact for it and its authorised officers, and to file the same as aforesaid.

The undersigned directors and officers of the Company hereby authorise you or any one of you to sign the Exchange Act Reports on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, the Exchange Act Reports by appropriate amendment or amendments and to file the same as aforesaid.

Very truly yours.

YORKSHIRE POWER GROUP LIMITED


By
   -------------------------------------

    Wayne H Brunetti
    Chairman and Director

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          Registered Office: Wetherby Road, Scarcroft, Leeds, LS14 3HS
                   Registered in England and Wales No 3227432

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   -------------------------------------

    Dr E Linn Draper Jr
    Director



   -------------------------------------

    Armando A Pena
    Director and Chief Financial Officer



   -------------------------------------

    Donald M Clements Jr
    Director



   -------------------------------------

    Richard C Kelly
    Director



   -------------------------------------

    Paul J Bonavia
    Director



BD50


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          Registered Office: Wetherby Road, Scarcroft, Leeds, LS14 3HS
                   Registered in England and Wales No 3227432